UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 29, 2016
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EXTERRAN CORPORATION
(Exact Name of Registrant as Specified in its Charter)
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Delaware	001-36875	47-3282259
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4444 Brittmoore Road Houston, Texas 77041
(Address of Principal Executive Offices) (Zip Code)

(281) 836-7000 Registrant’s telephone number, including area code Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 2.02 Results of Operations and Financial Condition.

On January 4, 2017, Exterran Corporation (the “Company”) issued a press release announcing its financial results for the three month periods ended March 31, 2016, June 30, 2016 and September 30, 2016 and the completion of the Company’s previously announced restatement of its financial results, including the filing of an amended annual report on Form 10-K for the year ended December 31, 2015 (the “Form 10-K/A”), as well as the filing of quarterly reports on Form 10-Q for each of the quarters ended March 31, 2016, June 30, 2016 and September 30, 2016. As described in the press release, the Company will also host a conference call for investors to discuss its financial results and provide investors with an update concerning the Company’s business on January 5, 2017. A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and will not be incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

As previously reported, on April 26, 2016, the Company’s management and the Audit Committee of the Board of Directors determined, based on the preliminary results of an internal investigation, that the Company’s consolidated and combined financial statements for 2015 and related report of independent registered public accounting firm should no longer be relied upon as a result of material errors, and possible irregularities, relating to the Company’s business lines responsible for the engineering, procurement and construction for the manufacture of tanks for tank farms and the manufacture of evaporators and brine heaters for desalination plants in the Middle East (“Belleli EPC”) within the Company’s product sales segment in estimating the total costs required to complete projects.

As discussed in the Form 10-K/A filed today and the press release furnished as Exhibit 99.1 hereto, following the internal investigation, management identified inaccuracies related to projects within the Company’s Belleli EPC product sales segment, errors related to non-income-based tax receivables in Brazil and other adjustments for immaterial items impacting the years ended December 31, 2015, 2014, 2013, 2012 and 2011 (including the unaudited quarterly periods within 2015 and 2014). After management’s and the Audit Committee’s assessment of those matters, on December 29, 2016, management and the Audit Committee determined that the Company’s consolidated and combined financial statements for 2014 and 2013 and related report of independent registered public accounting firm included in the Company’s original Annual Report on Form 10-K for the year ended December 31, 2015 should no longer be relied upon and to restate such financial statements. The restatement of the Company’s consolidated and combined financial statements for 2015, 2014 and 2013 and its effects have been set forth in the Company’s Form 10-K/A and quarterly reports on Form 10-Q for each of the quarters ended March 31, 2016, June 30, 2016 and September 30, 2016. The Form 10-K/A also includes restated selected financial data as of and for the years ended December 31, 2015, 2014, 2013, 2012 and 2011. The Company’s management and the Audit Committee have discussed these matters with Deloitte & Touche LLP, the Company’s independent accountants.

Item 5.02 Departure of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As reported on Current Report on Form 8-K dated October 31, 2016, David A. Barta joined the Company as Senior Vice President and Chief Financial Officer Designate on November 7, 2016, and was expected to assume the role of Chief Financial Officer immediately after the Company filed its Form 10-K/A for the year ended December 31, 2015 and Form 10-Qs for the periods ended March 31, 2016, June 30, 2016 and September 30, 2016. Raymond Carney, the Company’s Chief Accounting Officer, was expected to function as principal financial officer for reporting purposes until Mr. Barta assumed the role of Chief Financial Officer. On December 29, 2016, the Company and Mr. Barta agreed that Mr. Barta will assume the role of Chief Financial Officer effective as of that date.

 Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release dated January 4, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXTERRAN CORPORATION

January 4, 2017	By:	/s/ DAVID A. BARTA
David A. Barta
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated January 4, 2017.

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